SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  July 16, 2001


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                   0-22624                       05-0473908
         Delaware                   1-11432                       05-0475617
         Delaware                   1-11436                       22-3182164
----------------------------      -----------                -------------------
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)

1000 Columbia Avenue, Linwood, PA                                   19061
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code (610) 859-3000




                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On July 16, 2001, Foamex International Inc. (the "Company") issued a press release announcing that the audit committee of its Board of Directors recommended, and the Board of Directors approved, the appointment of Deloitte & Touche LLP as independent auditors for the year ending December 31, 2001. Deloitte & Touche LLP replaces PricewaterhouseCoopers LLP, who resigned on June 28, 2001.

The Company intends to file a Form 8-K/A with the required disclosures under "Item 4 - Changes in Registrant's Certifying Accountant" on or prior to July 23, 2001.

The press release concerning this announcement is filed as an Exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

           Exhibit              Description

              99 Press release of Foamex International Inc., dated July 16, 2001

                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 17, 2001

                                    FOAMEX INTERNATIONAL INC.


                                    /s/ Michael D. Carlini
                                    -----------------------------
                                    Name:  Michael D. Carlini
                                    Title: Senior Vice President  - Finance and
                                           Acting Chief Financial Officer


                                    FOAMEX L.P.

                                    BY FMXI, INC.
                                      its Managing General Partner


                                    /s/ George L. Karpinski
                                    -----------------------------
                                    Name:  George L. Karpinski
                                    Title: Vice President


                                    FOAMEX CAPITAL CORPORATION


                                    /s/ George L. Karpinski
                                    -----------------------------
                                    Name:  George L. Karpinski
                                    Title: Vice President

                                                                     EXHIBIT 99

[GRAPHICS OMITTED]


                                                                  Press Release
-------------------------------------------------------------------------------
                                                    Contact:  Martha A. Buckley
                                                      Foamex International Inc.
                                                                 (610) 859-2952
FOR IMMEDIATE RELEASE


                FOAMEX INTERNATIONAL NAMES DELOITTE & TOUCHE LLP
                             AS INDEPENDENT AUDITORS

     LINWOOD,  PENNSYLVANIA,  July 16, 2001 - Foamex International Inc. (Nasdaq:
FMXI), the leading manufacturer of flexible polyurethane and advanced polymer foam products, announced today that the audit committee of its Board of Directors recommended, and the Board of Directors approved, the appointment of Deloitte & Touche LLP as independent auditors for 2001. Deloitte & Touche LLP replaces PricewaterhouseCoopers LLP, who resigned on June 28, 2001.

     Foamex, headquartered in Linwood, Pennsylvania, is the world's leading producer of comfort cushioning for bedding, furniture, carpet cushion and automotive markets. The company also manufactures high-performance polymers for diverse applications in the industrial, aerospace, electronics and computer industries as well as filtration and acoustical applications for the home. Revenues for 2000 were $1.3 billion.

     For more information visit the Foamex web site at http://www.foamex.com.